Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Barbara Riker, Principal Financial Officer of Teucrium Trading, LLC, the Sponsor of Teucrium Commodity Trust (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form 10-Q for the period ended September 30, 2016, (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/Barbara Riker
Barbara Riker Chief Financial Officer/Chief Accounting Officer Teucrium Trading, LLC, Sponsor of Teucrium Commodity Trust
Dated: November 9, 2016